UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 19, 2007

Marchex, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	000-50658	35-2194038
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

413 Pine Street

Suite 500

Seattle, Washington 98101

(Address of Principal Executive Offices)

(206) 331-3300

(Registrant’s telephone number, including area code)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the reporting obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 of the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) Exchange Act

Item 2.01	Completion of Acquisition or Disposition of Assets.

On September 19, 2007, Marchex, Inc. (“Marchex”) completed the acquisition of VoiceStar, Inc. (“VoiceStar”), a company operating in the call-based advertising market. The purchase price (including debt being assumed) pursuant to the Merger Agreement was approximately $12,900,000 in cash and 634,963 shares of restricted Class B common stock that is subject to vesting over two-and-one half years from closing to certain employees of VoiceStar (the “Restricted Equity Consideration”).

The Merger Agreement contains customary representations and warranties and requires the VoiceStar shareholders to indemnify Marchex for certain liabilities arising under the Merger Agreement, subject to certain limitations and conditions. At the closing, Marchex deposited into escrow for a period of one year from the closing an amount of cash equal to $1,135,000 to partially secure the indemnification and other obligations under the Merger Agreement of the VoiceStar shareholders. Marchex has also agreed to file a registration statement to register the shares of Restricted Equity Consideration on Form S-3 within thirty days of the closing.

The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement filed as Exhibit 2.1 to this Current Report, which is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

The information in this Item 7.01 and Item 9.01(d) is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. Such information shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

On September 24, 2007, Marchex issued a press release announcing the closing of the VoiceStar acquisition. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of August 9, 2007, by and among Marchex, Inc., VoiceStar, Inc., and the Shareholders of VoiceStar, Inc.

99.1	Press Release of Marchex, dated September 24, 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	September 24, 2007	MARCHEX, INC.

		By:	/s/ Russell C. Horowitz
		Name:	Russell C. Horowitz
		Title:	Chairman and Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of August 9, 2007, by and among Marchex, Inc., VoiceStar, Inc., and the Shareholders of VoiceStar, Inc.

99.1	Press Release of Marchex, dated September 24, 2007.

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